SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement           [ ]   Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          EUROPA CRUISES CORPORATION
               (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule, or Registration Statement No.:

(3) Filing Party:

(4)   Date Filed:

                          EUROPA CRUISES CORPORATION
                              150 - 153rd Avenue
                                  Suite 200
                           Madeira Beach, FL 33708
                               ----------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON AUGUST 27, 1999
                               ----------------

TO THE STOCKHOLDERS OF
EUROPA CRUISES CORPORATION:

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Meeting") of Europa Cruises Corporation, a Delaware Corporation (the "Company"), will be held on Friday, August 27, 1999 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m., local time, for the following purposes:

      (1) To elect five directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

      (2) To transact such other business as may properly come before the Meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on July 23, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

      The annual report to stockholders of Europa Cruises Corporation for the year ended December 31, 1998 is enclosed. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the place where the Meeting is to be held. The list shall also be produced and kept at the time and place of the Meeting and may be inspected by any stockholder who is present.

                                    By Order of the Board of Directors


                                    Deborah A. Vitale
                                    Chairman of the Board,
August 5, 1999                      President and Chief Executive Officer

                          EUROPA CRUISES CORPORATION
                               ----------------
                               PROXY STATEMENT
                               ----------------

      The enclosed proxy is solicited by the Board of Directors (the "Board") of Europa Cruises Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders, and any adjournments thereof (the "Meeting"), to be held on Friday, August 27, 1999 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m., local time, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders (the "Notice").

      All costs of this solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews. Brokers, custodians, and fiduciaries will be required to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

      Stockholders executing proxies may revoke them at any time prior to use by written notice to the Secretary of the Company, by subsequently executing another proxy, or by attending the Meeting and voting in person. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, stock covered by the proxy will be voted in favor of the Board's nominees for election of directors and in the discretion of the proxy holder upon such other matters as may properly come before the Meeting or any adjournments thereof.

      This proxy statement, the accompanying proxy, and the Company's annual report to stockholders for the year ended December 31, 1998 (the "Annual Report"), were first sent or given to stockholders on or about August 5, 1999. COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, NOT INCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY AT ITS EXECUTIVE OFFICES: EUROPA CRUISES CORPORATION, ATTENTION: INVESTOR RELATIONS, 150 - 153RD AVENUE, SUITE 200, MADEIRA BEACH, FLORIDA 33708. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB MAY BE FURNISHED TO STOCKHOLDERS UPON THE PAYMENT OF AN AMOUNT EQUAL TO THE REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EXHIBITS. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the place where the Meeting is to be held. The list shall also be produced and kept at the time and place of the Meeting and may be inspected by any stockholder who is present.

                             BENEFICIAL OWNERSHIP

      At the close of business on July 23, 1999, the record date for determining the stockholders entitled to vote at the Meeting, there were issued and outstanding and entitled to vote a total of 31,011,469 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), 926,000 shares of the Company's series "S" preferred stock (the "S Preferred Stock") and 900,000 shares of the Company's series "S-NR" preferred stock (the "S-NR Preferred Stock"). The S Preferred Stock and the S-NR Preferred Stock are collectively referred to herein as the "Preferred Stock." The Common Stock and Preferred Stock (collectively referred to as the "Voting Stock") vote as a single class, and each share of Voting Stock is entitled to one vote per share. A majority of the shares of Voting Stock represented at the Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for purposes of the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.

      The following table sets forth, to the Company's knowledge, as of July 23, 1999, based on filings with the Securities and Exchange Commission, the beneficial ownership of the outstanding Voting Stock held by (i) each person or entity beneficially owing more than 5% of the shares of Voting Stock, (ii) each director, nominee, and certain executive officers, individually, and (iii) all directors and executive officers as a group.

                                         Number of Shares of Voting                         Percent
Name and Address                                Stock Owned(1)          Percent of Class    Voting(1)
----------------                         --------------------------     ----------------    ---------
FIVE PERCENT HOLDERS:

    Serco International Limited (2)            1,340,334 Common                 4.32%         9.64%
    P.O. Box 15, A-9010                          900,000 S-NR Preferred       100.00%
    Klagenfurt, Austria                          926,000 S Preferred          100.00%

    Austroinvest International Limited(2)      1,340,334 Common                 4.32%         9.64%
    P.O. Box 15, A-9010                          900,000 S-NR Preferred       100.00%
    Klagenfurt, Austria                          926,000 S Preferred          100.00%

    Gaming Invest Corporation (2)              1,340,334 Common                 4.32%         9.64%
    P.O. Box 15, A-9010                          900,000 S-NR Preferred       100.00%
    Klagenfurt, Austria                          926,000 S Preferred          100.00%

    Ernst G. Walter(2)                         1,340,334 Common                 4.32%         9.64%
    P.O. Box 15, A-9010                          900,000 S-NR Preferred       100.00%
    Klagenfurt, Austria                          926,000 S Preferred          100.00%

    Europa Cruises Corporation(3)              5,000,000 Common                16.12%        15.23%
    Employee Stock Ownership Plan
    Trust Agreement
    150 - 153rd Avenue
    Madeira Beach, Florida 33708

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

    Deborah A. Vitale, Esquire (3)(4)(5)       7,159,167 Common                21.60%        20.47%
    Chairman, President, CEO,
    Secretary and Treasurer;
    Chairman, President,
    Secretary and Treasurer of
    Casino World, Inc. and
    Mississippi Gaming Corp. (6)
    1013 Princess Street
    Alexandria, VA 22314

    John R. Duber (3)(7)                       4,487,560 Common                14.47%        13.62%
    Director, Vice-President
    and Assistant Secretary
    20018 Westover Avenue
    Rocky River, Ohio 44116

    Gregory Harrison(8)                          730,000 Common                 2.35%         2.22%
    Director
    16209 Kimberly Grove
    Gaithersburg, MD 20878

    Paul DeMattia(9)                             130,000 Common                 0.42%         0.40%
    Director
    6366 Eastland Road
    Brookpark, OH 44142

    James Illius(10)                           2,492,051 Common                 8.04%         7.59%
    Director
    3791 Frances Drive
    Rocky River, Ohio 44116

All Directors and Officers as a Group:        10,748,778 Common                32.24%        30.56%

----------
(1) Common Stock and Preferred Stock amounts have been combined for the purpose of calculating percentages. Unless otherwise stated in the notes below, all references to options are to options exercisable currently and within 60 days of July 23, 1999.

(2) Serco International Limited, Austroinvest International Limited and Gaming Invest Corporation are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities of the Company by the three corporations and Dr. Walter includes: 900,000 shares of Series S-NR Preferred Stock and 1,040,334 shares of Common Stock owned by Serco International Limited; 926,000 shares of S Preferred Stock owned by Austroinvest International Limited; 200,000 shares of Common Stock owned by Gaming Invest Corporation; and 100,000 shares of Common Stock underlying options Dr. Walter has the immediate right to exercise at $1.50 per share and which expire on August 3, 1999.

(3) The Europa Cruises Corporation Employee Stock Ownership Plan, Trust Agreement ("ESOP") was established on August 18, 1994. The Trustees of the ESOP are Deborah A. Vitale, President, CEO, and Chairman of the Board, and John R. Duber, Vice-President and a Director (the "Trustees"). As of December 31, 1998, 750,000 shares of Common Stock under the ESOP (the "ESOP Stock") had been allocated to participants in the ESOP and 4,250,000 shares of ESOP Stock have remained unallocated. The participants in the ESOP are entitled to direct the Trustees as to the manner in which the ESOP Stock allocated to their respective accounts are voted, and the Trustees vote the unallocated
      ESOP Stock. The Trustees are required to vote the unallocated ESOP
      Stock in the best interests of ESOP beneficiaries.

(4) Includes 28,500 directly owned shares of Common Stock; 480,667 shares of Common Stock issuable on conversion to Ms. Vitale in connection with Ms. Vitale's loan to the Company for working capital purposes in the amount of $284,211 in October 1998, $216,300 of which is still outstanding and convertible at $0.45 per share; 4,250,000 shares of unallocated ESOP Stock voted as a Trustee of the ESOP; options to purchase 1,650,000 shares of Common Stock as follows: 750,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on April 3, 2003 and which were awarded conditioned on continued service, as set forth in note 5, below; 800,000 shares of Common Stock immediately exercisable at $0.75 per share, which expire on April 18, 2001; and 100,000 shares of Common Stock immediately exercisable at $1.50 per share, which expire on August 31, 1999. Also includes 750,000 shares of Common Stock held by International Hospitality, Inc. for which Ms. Vitale holds a one year proxy, which expires on December 31, 1999.

(5) The options are contingent on the Director remaining a Director for six months from the date of his or her appointment (unless removed by a vote of the stockholders or a failure to be nominated to the next Board or unless unable to serve due to death or by reason of physical or mental incapacity).

(6) Casino World, Inc. and Mississippi Gaming Corporation are wholly owned subsidiaries of the Company.

(7) Includes 137,560 directly owned shares of Common Stock; 4,250,000 shares of unallocated ESOP Stock voted as a Trustee of the ESOP; and options to purchase 100,000 shares of Common Stock immediately exercisable at $1.00 per share and which expire on March 24, 2003, 50,000 of which were awarded conditioned on continued service, as set forth in note 5.

(8) Includes 680,000 directly owned shares of Common Stock; and options to purchase 50,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on March 24, 2003 and which were awarded conditioned on continued service, as set forth in note 5, above.

(9) Includes 80,000 directly owned shares of Common Stock; and options to purchase 50,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on March 24, 2003 and which were awarded conditioned on continued service, as set forth in note 5, above.

(10) Includes 2,422,651 directly owned shares of Common Stock; 17,400 shares of Common Stock owned by Mr. Illius' wife, 16,000 shares of Common Stock owned by Mr. Illius' son; 16,000 shares of Common Stock owned by Mr. Illius' daughter; and 20,000 owned by Builders' Loft, Inc., a company wholly owned by Mr. Illius and of which Mr. Illius is President.

                            ELECTION OF DIRECTORS

      The Board consists of five directors whose terms continue until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. The Board has nominated the following five persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive offices of the Company. Certain information concerning the nominees is set forth below.

      Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a plurality of the outstanding Voting Stock, counted as a single class, present and voting at the Meeting. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Name                       Age                       Title
----                       ---                       -----
Deborah A. Vitale          49      Chairman of the Board, President, Chief
                                   Executive Officer, Secretary and Treasurer

John R. Duber              43      Director, Vice-President, Assistant
                                   Secretary and Director of Investor Relations

Gregory A. Harrison        54      Director

Paul J. DeMattia           39      Director

James Illius               49      Director


DIRECTORS

DEBORAH A. VITALE, was elected Chairman of the Board in March 1995 and was appointed Secretary of the Company in November 1994. She has been a Director of the Company since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and Chairman of the Board of Directors of Mississippi Gaming Corporation. On September 2, 1997, Ms. Vitale was appointed President of Casino World, Inc. and Mississippi Gaming Corporation. On February 20, 1998, Ms. Vitale was appointed President and Chief Executive Officer of Europa Cruises Corporation. Ms. Vitale is a trial attorney, by background, with twenty years of experience handling complex civil litigation and is licensed to practice law in Maryland, Virginia and Washington D.C. From September 1992 through 1997, Ms. Vitale practiced law as a solo practitioner. Ms. Vitale was a partner in the firm of Miller & Vitale, P.C. from November 1990 to September 1992. From 1986 to 1990, Ms. Vitale was Of Counsel to the firm of Jacobi & Miller in Alexandria, Virginia. Ms. Vitale has, in the past, served as a staff attorney at the Federal Communications Commission and had served as Listing Official for the Environmental Protection Agency.

JOHN R. DUBER, was named as a Director of the Company on February 18, 1998. Since January, 1998, Mr. Duber has been employed by the Company as its Director of Investor Relations. Mr. Duber was elected Vice-President and Assistant Secretary of the Company in February 1998. Since 1992, Mr. Duber has worked as a consultant in the trucking industry. Mr. Duber received his Bachelor of Science Degree from John Carroll University in 1977.

GREGORY A. HARRISON, was named as a Director of the Company on February 20, 1998. Mr. Harrison is a consulting forensic engineer with over twenty-eight years of diversified safety engineering experience with NASA, DOD, NBS, NRC, ARAMCO, and Tenera, L.P. Mr. Harrison has qualified as an expert witness in various courts in eight states. Mr. Harrison received a B.S. degree in Fire Protection Engineering from the University of Maryland in 1966; an M.S. degree in Civil Engineering from the University of Maryland in 1970, an M.S. degree in Engineering Administration from George Washington University in 1979 and a PH.D. in Safety Engineering from Kennedy-Western University in 1994. Mr. Harrison holds a top secret security clearance with the U.S. Department of Energy. Mr. Harrison has served on the Board of Directors of Data Measurement Corporation and First Patriot National Bank and is a current Advisory Board member of United Bank.

PAUL J. DEMATTIA, was named as a Director of the Company on February 20, 1998. Mr. DeMattia attended the West Side Institute of Technology from 1979 to 1983. Mr. DeMattia is the founder of DeMattia Cartage, Incorporated, and has served as President of that company, which owns and operates various trucks and trailers for specialized delivery service, since 1983. Mr. DeMattia is the recipient of the W.W. Grainger, Inc. Outstanding Service Award for 1992-1993.

JAMES ILLIUS, was named as a Director of the Company on May 20, 1999. Mr. Illius has been a stockholder of the Company since June of 1994 and is the largest holder of Common Stock of the Company. Mr. Illius has been involved in the building and construction industry for approximately thirty years. Mr. Illius is the founder and president of Builders' Loft, Inc., a wholesale building supplier, which employs eleven and has sales of approximately five million dollars annually. Mr. Illius is a stock market investor and manages Builders' Loft, Inc.'s pension fund. Mr. Illius also invests in and develops commercial real estate.

KEY PERSONNEL

ROBERT ZIMMERMAN, was appointed Chief Financial Officer of the Company on July 27, 1998. From May of 1994 until joining Europa, Mr. Zimmerman served as Controller for the North and Central American operations of Casinos Austria International, Ltd. From 1980 through 1993, Mr. Zimmerman served as Vice-President of Finance for the Industrial Controls subsidiary of Emerson Electric Company. Prior to 1980, Mr. Zimmerman was employed with the public accounting firm of Fiddler and Co. for seven years.

MEETINGS AND COMMITTEES OF THE BOARD

      The Board held sixteen (16) meetings during the year ended December 31, 1998. Each Director attended at least 75% of the total number of Board meetings during the period for which he or she was a Director. The Board did not have a compensation or nominating committee during the year ended December 31, 1998. The Board formed an audit committee on February 20, 1998, consisting of Paul DeMattia and Gregory Harrison, both of whom are outside Directors, and Deborah
A. Vitale and John R. Duber, both of whom are Directors and officers of the Company. The audit committee, which convenes at each meeting of the Board, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company's independent accountants.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The following table sets forth certain information regarding compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended, during the year ended December 31, 1998. This information is based on a review of reports and other information furnished to the Company by its directors and officers (collectively, the "Reporting Persons").

                                           TRANSACTIONS
                                           THAT WERE NOT      KNOWN FAILURE
                                           REPORTED ON A        TO FILE A
                         LATE REPORTS      TIMELY BASIS       REQUIRED FORM
REPORTING PERSON             (#)                (#)                (#)
----------------         ------------      -------------      -------------

Deborah A. Vitale (1)         3                  3                  3

John R. Duber (2)             2                  1                  2

Gregory A. Harrison (3)       1                  0                  1

Paul J. DeMattia (4)          2                  1                  2

James Illius (5)              3                  2                  3

Robert Zimmerman (6)          1                  0                  1

---------------
(1) Ms. Vitale was granted an option for 750,000 shares of Common Stock on April 3, 1998, which should have been reported on a Form 5 by February 14, 1999. Ms. Vitale made an indirect purchase as a result of a loan to the Company convertible into shares of Common Stock in October 1998 (the "Vitale Loan") which should have been reported on a Form 4 by November 10, 1998. Ms. Vitale made an indirect sale as a result of a partial repayment of the Vitale Loan in November 1998 which should have been reported on a Form 4 by December 10, 1998.

(2) Mr. Duber became a Director of the Company on February 18, 1998, and his holdings in the Company should have been reported on a Form 3 by February 28, 1998. Mr. Duber was granted an option for 100,000 shares of Common Stock on March 24, 1998, which should have been reported on a Form 5 by February 14, 1999.

(3) Mr. Harrison became a Director of the Company on February 20, 1998, and his holdings in the Company should have been reported on a Form 3 by March 2, 1998.

(4) Mr. DeMattia became a Director of the Company on February 20, 1998, and his holdings in the Company should have been reported on a Form 3 by March 2, 1998. Mr. DeMattia was granted an option for 50,000 shares of Common Stock on March 24, 1998, which should have been reported on a Form 5 by February 14, 1999.

(5) Mr. Illius became a Director of the Company on May 20, 1999, and his holdings in the Company should have been reported on a Form 3 by May 30, 1999. Mr. Illius made an indirect purchase as a result of a loan to the Company convertible into shares of Common Stock on November 26, 1998 and December 2, 1998 (the "Illius Loan") each of which should have been reported on a separate Form 4 by December 10, 1998, and January 10, 1999, respectively.

(6) Mr. Zimmerman's employment by the Company began on July 27, 1998, and his holdings in the Company should have been reported on a Form 3 by August 6, 1998.

      The Reporting Persons will file the above reports in the next few weeks. To the Company's knowledge, all other Reporting Persons complied with all applicable Section 16(a) filing requirements.

                            EXECUTIVE COMPENSATION

      The following table provides information concerning the compensation of certain executive officers of the Company and its wholly owned subsidiaries, Casino World, Inc. and Mississippi Gaming Corporation. No other person serving as an executive officer on December 31, 1998, received cash compensation in excess of $100,000 during any of the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                    Annual Compensation                      Long Term Compensation
                          -------------------------------------   ----------------------------------------------
                                                                          Awards                 Payouts
                                                                  ------------------------ ---------------------
                                                                                Securities
                                                                  Restricted   Underlying
                                                   Other Annual     Stock       Options/    LTIP      All Other
Name and Principal                Salary    Bonus  Compensation     Awards        SARs     Payout   Compensation
    Occupation            Year      ($)      ($)        ($)          ($)          ($)       ($)          ($)
------------------        ----    ------    -----  ------------   ----------   ----------- ------   ------------
Deborah Vitale (1)        1998   $125,000     None         None      None        750,000    None           None
President and CEO         1997    $84,135  $50,000         None      None           None    None           None
                          1996       None     None         None      None        800,000    None           None

Lester E. Bullock (2)     1998   $ 40,865     None   $75,000(5)      None           None    None     Car Rental
Former President and CEO  1997   $125,000  $25,000         None      None           None    None     Car Rental
of the Company            1996   $134,000     None         None      None        400,000    None     Car Rental


----------
(1) Ms. Vitale has served as President and Chief Executive Officer of the Company since February 20, 1998. On April 18, 1996, Ms. Vitale was granted options to purchase 800,000 shares of Common Stock immediately exercisable at $0.75 per share, which expire on April 18, 2001, 250,000 of which were granted for services rendered as a Director and 550,000 of which were granted for services on the Board not traditionally provided by a Director. On April 3, 1998, Ms. Vitale was granted options to purchase 750,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on April 3, 2003 and which were granted for services rendered as a Director and President of Europa and its subsidiaries.

(2) On July 18, 1994, Mr. Bullock became President of the Company. On April 18, 1996, Mr. Bullock was granted options to purchase 400,000 shares of Common Stock immediately exercisable at $0.75 per share, which expire on April 18, 2001. Mr. Bullock's monthly vehicle lease payment, including tax, was $783.10 in 1997 and 1998. On February 20, 1998, Mr. Bullock was removed as President and Chief Executive Officer of the Company and resigned as a Director. On March 6, 1998 Mr. Bullock was terminated as an employee of the Company. On March 3, 1998, the Company entered into an agreement with Mr. Bullock to cancel his options to purchase 500,000 shares Common Stock for $75,000 or $0.15 per share.

                             DIRECTORS COMPENSATION

      In September 1997, the Company ceased paying cash compensation to its non-employee Directors. The Company has from time to time compensated its non-employee Directors by granting options to them. Directors are reimbursed for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

                      OPTION GRANTS IN LAST FISCAL YEAR

      During the year ended December 31, 1998, options to purchase 960,000 shares of Common Stock were granted to directors, executive officers and other employees of the Company. The following table provides information as to grants of stock options made during the year ended December 31, 1998, and held by the following directors and executive officers. No stock appreciation rights with respect to the shares of Common Stock were outstanding at such date.

                    NUMBER OF    PERCENT OF TOTAL
                   SECURITIES        OPTIONS/
                   UNDER-LYING   SARs GRANTED TO
                    OPTIONS/      EMPLOYEES IN     EXERCISE OR
                  SARs GRANTED     YEAR ENDED      BASE PRICE     EXPIRATION
NAME                   (#)          12/31/98         ($/Sh)           DATE
----              ------------   ----------------  -----------    ----------
Deborah A. Vitale    750,000         78.13%           $1.00      April 3, 2003

John R. Duber        100,000         10.42%           $1.00      March 24, 2003

Gregory Harrison     50,000           5.21%           $1.00      March 24, 2003

Paul DeMattia        50,000           5.21%           $1.00      March 24, 2003


                     OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

      The following table shows the number of shares of Common Stock beneficially owned by certain executive officers of the Company and outstanding as of the year ended December 31, 1998. None of the following options are "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986. No options were exercised by these executive officers during the year ended December 31, 1998.

                                                 Number of Securities Underlying   Value of Unexercised In-The-
                                                 Unexercised Options at Year-End   Money Options at Year-End(2)
                                                 -------------------------------   ----------------------------
                      Shares of
                       Common
                       Stock         Value
                     Acquired On    Realized
                      Exercise        (1)        Exercisable       Unexercisable   Exercisable    Unexercisable
                     -----------    --------     -----------       -------------   -----------    -------------
Deborah A. Vitale         $0           $0         1,650,000             $0              $0             $0

John Duber                $0           $0           100,000             $0              $0             $0

Lester E. Bullock(3)      $0           $0           550,000             $0              $0             $0

Peirs Hedley              $0           $0           250,000             $0              $0             $0

Debra L. Gladstone        $0           $0            50,000             $0              $0             $0

Charles H. Reddien        $0           $0           300,000             $0              $0             $0

Gregory  Harrison         $0           $0            50,000             $0              $0             $0

Paul DeMattia             $0           $0            50,000             $0              $0             $0

----------
(1) The "Value Realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price). However, because the officer may keep the shares of Common Stock acquired upon the exercise of options or sell them at a different price, this amount does not necessarily reflect cash realized upon the sale of those shares of Common Stock.

(2) "In-the-Money Options" are options outstanding at the end of the last fiscal year for which the fair market value of the Common Stock at the end of the last fiscal year exceeded the exercise price of the options.

(3) On March 3, 1998, the Company entered into an agreement with Mr. Bullock to cancel his options to purchase 500,000 shares Common Stock for $75,000 or $0.15 per share.

                              CERTAIN TRANSACTIONS

      In the year ended December 31, 1998, the Company borrowed a total of $584,211 to be used by the Company for working capital purposes. Deborah Vitale, the President and Chief Executive Officer of the Company, loaned the Company an aggregate of $284,211 in October 1998 (the "Vitale Loan"). James Illius, a Director of the Company, loaned the Company $300,000, half of which was borrowed by the Company on November 26, 1998, and the other half of which was borrowed on December 2, 1998 (the "Illius Loan"). The Vitale Loan and the Illius Loan (collectively, the "Loans") are unsecured, non-interest bearing demand loans convertible into shares of Common Stock. The Vitale Loan is convertible into shares of Common Stock at $0.45 per share, and the Illius Loan is convertible into shares of Common Stock at $0.30 per share. On the date of the Vitale Loan, the trading price in the over the counter market for the Company's shares of Common Stock was $0.50 per share. For the Illius Loan, the trading price in the over the counter market for the Company's shares of Common Stock was $0.34 per share on November 26, 1998, and $0.33 per share on December 2, 1998. In July 1999, Mr. Illius received 1,000,000 shares of Common Stock in total repayment of the Illius Loan. In November 1998, Ms. Vitale received $67,911 in cash in partial repayment of the Vitale Loan, with $216,300 unpaid and outstanding.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The firm of BDO Seidman, LLP, currently serves as the Company's independent auditors. BDO Seidman, LLP, has served as independent auditors for the Company since 1990, and representatives of that firm are expected to be present at the Meeting and shall have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                OTHER MATTERS

      The management is not aware of any matters not referred to in the attached Notice which will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is intended that the shares of Voting Stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2000, including the nomination of persons to serve on the Board, must be received not later than April 5, 2000 to be included in the proxy materials for that meeting. Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2000 which has not been included in the Company's proxy materials must be received not later than June 19, 2000 to be considered timely. Stockholders submitting proposals should submit them in writing and direct them to the Company's secretary at the Company's principal executive offices via certified mail, return receipt requested, to ensure timely delivery. No stockholders proposals were received with respect to the Meeting scheduled for August 27, 1999.

                                    By Order of the Board of Directors


                                    Deborah A. Vitale
                                    Chairman of the Board
August 5, 1999                      President and Chief Executive Officer

                          EUROPA CRUISES CORPORATION

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, revoking any prior proxies or consents, hereby appoints as his or her proxies with full power of substitution and revocation Deborah A. Vitale and John R. Duber, or either of them, to vote all Common Stock or S Preferred Stock or S-NR Preferred Stock (collectively, the "Voting Stock") of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present, at the annual meeting of stockholders of Europa Cruises Corporation, to be held on Friday, August 27, 1999 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m. local time and at any and all adjournments thereof and to take the actions specified in item 2 below.

      The Board of Directors recommends a vote FOR the nominees listed below.

      1. TO ELECT FIVE DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

      [ ] FOR ALL NOMINEES LISTED BELOW   [ ] WITHHOLD AUTHORITY TO
                                              VOTE FOR ALL NOMINEES LISTED BELOW

      DEBORAH A. VITALE       PAUL J. DEMATTIA        JAMES ILLIUS
      JOHN R. DUBER           GREGORY A. HARRISON

      INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write such nominee's name in the space below:


      ----------------------------------------------

      2. To transact such other business as may properly come before the meeting and any adjournments thereof.

            (continued and to be signed and dated on reverse side)

                        (continued from previous side)

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in favor of each of the nominees in Proposal 1 set forth above.

      Please sign exactly as name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              DATED:______________ 1999

                              --------------------------------
                              Signature

                              --------------------------------
                              Signature, If Held Jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          EUROPA CRUISES CORPORATION

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, revoking any prior proxies or consents, hereby appoints as his or her Trustees of the Employee Stock Ownership Plan, Trust Agreement ("ESOP") with full power of substitution and revocation Deborah A. Vitale and John R. Duber, or either of them, to vote all Common Stock allocated to his or her ESOP account (the "ESOP Stock") of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present, at the annual meeting of stockholders of Europa Cruises Corporation, to be held on Friday, August 27, 1999 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 9:30 a.m. local time and at any and all adjournments thereof and to take the actions specified in item 2 below.

      The Board of Directors recommends a vote FOR the nominees listed below.

      1. TO ELECT FIVE DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

      [ ] FOR ALL NOMINEES LISTED BELOW   [ ] WITHHOLD AUTHORITY TO
                                              VOTE FOR ALL NOMINEES LISTED BELOW

      DEBORAH A. VITALE       PAUL J. DEMATTIA        JAMES ILLIUS
      JOHN R. DUBER           GREGORY A. HARRISON

      INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write such nominee's name in the space below:


      ----------------------------------------------

      2. To transact such other business as may properly come before the meeting and any adjournments thereof.

            (continued and to be signed and dated on reverse side)

                        (continued from previous side)

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in favor of each of the nominees in Proposal 1 set forth above.

      Please sign exactly as name appears below. When shares of ESOP Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              DATED:______________ 1999

                              --------------------------------
                              Signature

                              --------------------------------
                              Signature, If Held Jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.